SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED AUGUST 8, 2005

TO PROSPECTUSES DATED APRIL 29, 2005
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA
ISSUED BY KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the Liberty S&P 500 Index Fund, Variable Series (the "Fund").

Effective August 22, 2005, SSgA Funds Management, Inc. ("State Street Global Advisers") will no longer sub-advise the Fund. Effective August 22, 2005, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Fund, will run the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

key 8/05